Exhibit 2.01

9.3	Report on the payments made to governments

Articles L. 232-6-2 and L. 22-10-37 of the French Commercial Code(1) require large undertakings and public-interest entities that are active in the extractive industry or logging of primary forests to disclose, in an annual report, payments of at least 100,000 euros made to governments in the countries in which they operate.

The consolidated report of TotalEnergies is presented pursuant to the aforementioned provisions. This report covers the aforementioned payments made in 2024 by the Company’s Extractive Companies as defined below, for the benefit of each government of states or territories in which TotalEnergies carries out its activities, by detailing the total amount of payments made, the total amount by payment type, the total amount by project and the total amount by payment type for each project. When payments were made in kind, valuated hydrocarbons’ volumes are specified.

This report has been approved by the Board of Directors of TotalEnergies SE.

DEFINITIONS

The meaning of certain terms used in this report are set forth below:

Extractive Companies: TotalEnergies SE and any company or undertaking fully consolidated by TotalEnergies SE, the activities of which consist, in whole or in part, of exploration, prospection, discovery, development and extraction of minerals, crude oil and natural gas, among others.

Payment: a single payment or multiple interconnected payments of an amount equal to, or in excess of, 100,000 euros (or its equivalent) paid, whether in money or in kind, for extractive activities. Payment types included in this report are the following:

-	Taxes:
-	Income taxes: corporate income taxes based on taxable profits of Extractive Companies,
-	Other Taxes: other taxes and levies (other than Income taxes). Other Taxes include those based on revenues or production of Extractive Companies, and exclude taxes levied on consumption such as added value taxes, customs duties, personal income taxes and sales taxes.
-	Royalties: percentage of production payable to the owner of mineral rights,
-	License Fees: license fees, surface or rental fees, and other consideration for licenses and /or concessions that are paid for access to the area where the extractive activities are conducted,
-	License bonuses: bonuses paid for and in consideration of signature, discovery, production, awards, grants and transfers of extraction rights; bonuses related to the achievement or failure to achieve certain production levels or certain targets, and discovery of additional mineral reserves /deposits,
-	Dividends: dividends paid to a host government holding an interest in an Extractive Company,
-	Payments for Infrastructure Improvements: payments for local development, including the improvement of infrastructure, not directly necessary for the conduct of extractive activities but mandatory pursuant to the terms of a production sharing contract or to the terms of a law relating to oil and gas activities,
-	Production entitlement: host Government’s share of production. This payment is generally made in kind.

Government: any national, regional or local authority of a country or territory, or any department, agency or undertaking controlled by that authority.

Project: operational activities governed by a single contract, license, lease, concession or similar legal agreement and that form the basis for payment liabilities with a Government. If multiple such agreements are substantially interconnected, they shall be considered as a single Project. Payments (such as company income tax when it concerns several projects which cannot be separated in application of the fiscal regulations) unable to be attributed to a Project are disclosed under the item “non-attributable”.

REPORTING PRINCIPLES

This report sets forth all Payments as booked in the Extractive Companies’ accounts. They are presented based on the Company’s share in each Project, whether the Payments have been made directly by the Extractive Companies of TotalEnergies as operator or indirectly through third-party operating companies.

Production entitlement and Royalties that are mandatorily paid in kind and that are owed to host Governments pursuant to legal or contractual provisions (not booked in the Extractive Companies’ accounts pursuant to accounting standards) are reported in proportion of the interest held by the Extractive Company in the Project as of the date on which such Production entitlements and Royalties are deemed to be acquired.

Payments in kind are estimated at fair value.

Fair value corresponds to the contractual price of hydrocarbons used to calculate Production entitlement, market price (if available) or an appropriate benchmark price. These prices might be calculated on an averaged basis over a given period.

(1) Transposing certain provisions set out in Directive 2013/24/UE of the European Parliament and of the Council of June 26, 2013 (chapter 10).

9.3.1	Reporting by country and type of Payment
9.3.1.1	Paid in cash

paid in cash	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
(in thousands of dollars)	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Europe	5,240,201	116,765	5,356,966	–	19,822	–	–	1,948	–	5,378,736
Denmark	48,515	659	49,174	–	7,907	–	–	–	–	57,081
France	–	–	–	–	–	–	–	1,948	–	1,948
Italy	6,971	58,643	65,614	–	1,844	–	–	–	–	67,458
Netherlands	343,231	–	343,231	–	728	–	–	–	–	343,959
Norway	3,547,847	57,463	3,605,310	–	3,263	–	–	–	–	3,608,573
United Kingdom	1,293,637	–	1,293,637	–	6,080	–	–	–	–	1,299,717
Africa	1,668,500	231,102	1,899,602	–	61,179	4,500	25,000	59,787	–	2,050,068
Angola	657,020	71,325	728,345	–	8,416	2,000	–	2,789	–	741,550
Gabon	30,101	57,039	87,140	–	3,295	–	25,000	17,482	–	132,917
Kenya	–	–	–	–	457	–	–	–	–	457
Mozambique	–	–	–	–	–	–	–	3,472	–	3,472
Namibia	–	–	–	–	142	–	–	–	–	142
Nigeria	981,033	81,993	1,063,026	–	22,502	–	–	35,236	–	1,120,764
Republic of the Congo	346	20,745	21,091	–	18,536	–	–	808	–	40,435
São Tomé and Principe	–	–	–	–	2,161	2,500	–	–	–	4,661
Senegal	–	–	–	–	2,577	–	–	–	–	2,577
Uganda	–	–	–	–	3,093	–	–	–	–	3,093
Middle East and North Africa	89,089	10,488,463	10,577,552	–	32,057	24,428	–	1,031	–	10,635,068
Algeria	586	187,486	188,072	–	1,314	24,428	–	–	–	213,814
Cyprus	–	–	–	–	876	–	–	–	–	876
Egypt	–	–	–	–	464	–	–	–	–	464
Iraq	–	–	–	–	2,986	–	–	–	–	2,986
Lebanon	–	–	–	–	138	–	–	–	–	138
Libya	–	1,337,179	1,337,179	–	14,088	–	–	1,031	–	1,352,298
Oman	7,411	471,930	479,341	–	215	–	–	–	–	479,556
Qatar	81,092	27,855	108,947	–	–	–	–	–	–	108,947
United Arab Emirates	–	8,464,013	8,464,013	–	11,976	–	–	–	–	8,475,989
Americas	322,697	796,820	1,119,517	68,090	41,891	156,382	–	131	–	1,386,011
Argentina	9,974	94,046	104,020	–	20,112	–	–	–	–	124,132
Bolivia	–	135,191	135,191	–	623	–	–	131	–	135,945
Brazil	312,723	548,989	861,712	–	19,124	156,382	–	–	–	1,037,218
Guyana	–	–	–	–	114	–	–	–	–	114
Mexico	–	552	552	–	1,046	–	–	–	–	1,598
Suriname	–	–	–	–	227	–	–	–	–	227
United States	–	18,042	18,042	68,090	645	–	–	–	–	86,777
Asia Pacific	114,301	152,494	266,795	–	7,097	–	–	3,736	6,106	283,734
Australia	3,090	68,501	71,591	–	2,823	–	–	–	–	74,414
Brunei	41,382	6,471	47,853	–	2	–	–	–	6,106	53,961
China	32,298	12,352	44,650	–	–	–	–	–	–	44,650
Indonesia	7,020	–	7,020	–	–	–	–	–	–	7,020
Kazakhstan	–	63,693	63,693	–	332	–	–	3,736	–	67,761
Malaysia	6,053	1,084	7,137	–	3,746	–	–	–	–	10,883
Papua New Guinea	–	–	–	–	194	–	–	–	–	194
Thailand	24,458	393	24,851	–	–	–	–	–	–	24,851
Total	7,434,788	11,785,644	19,220,432	68,090	162,046	185,310	25,000	66,633	6,106	19,733,617

9.3.1.2 Paid in kind

paid in kind	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
(in kboe)	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Europe	–	–	–	–	–	–	–	–	1,071	1,071
Azerbaijan	–	–	–	–	–	–	–	–	1,071	1,071
Africa	2,830	3,590	6,420	–	–	–	–	2	23,063	29,485
Angola	–	–	–	–	–	–	–	–	21,885	21,885
Gabon	241	–	241	–	–	–	–	2	–	243
Nigeria	958	906	1,864	–	–	–	–	–	1,172	3,036
Republic of the Congo	1,631	2,684	4,314	–	–	–	–	–	6	4,320
Middle East and North Africa	10,730	594	11,324	3,479	–	–	–	–	46,672	61,475
Algeria	1,220	–	1,220	–	–	–	–	–	–	1,220
Iraq	580	–	580	2,416	–	–	–	–	–	2,996
Libya	5,612	594	6,206	–	–	–	–	–	16,322	22,528
Oman	–	–	–	1,063	–	–	–	–	–	1,063
Qatar	3,318	–	3,318	–	–	–	–	–	30,350	33,669
Americas	–	–	–	–	–	–	–	–	5,418	5,418
Bolivia	–	–	–	–	–	–	–	–	741	741
Brazil	–	–	–	–	–	–	–	–	4,677	4,677
Asia Pacific	–	621	621	137	–	–	–	–	2,068	2,826
China	–	621	621	–	–	–	–	–	2,319	2,940
Indonesia	–	–	–	–	–	–	–	–	(1,019)	(1,019)
Kazakhstan	–	–	–	–	–	–	–	–	534	534
Malaysia	–	–	–	137	–	–	–	–	234	370
Total	13,560	4,805	18,365	3,616	–	–	–	2	78,292	100,275

9.3.1.3	Paid in cash and in kind (including valuation of in-kind payments)

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

all payments	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
(in thousands of dollars)	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Europe	5,240,201	116,765	5,356,966	–	19,822	–	–	1,948	38,481	5,417,217
Azerbaijan	–	–	–	–	–	–	–	–	38,481	38,481
Denmark	48,515	659	49,174	–	7,907	–	–	–	–	57,081
France	–	–	–	–	–	–	–	1,948	–	1,948
Italy	6,971	58,643	65,614	–	1,844	–	–	–	–	67,458
Netherlands	343,231	–	343,231	–	728	–	–	–	–	343,959
Norway	3,547,847	57,463	3,605,310	–	3,263	–	–	–	–	3,608,573
United Kingdom	1,293,637	–	1,293,637	–	6,080	–	–	–	–	1,299,717
Africa	1,891,293	513,204	2,404,497	–	61,197	4,500	25,000	59,972	1,856,027	4,411,193
Angola	657,020	71,325	728,345	–	8,416	2,000	–	2,789	1,760,313	2,501,863
Gabon	48,705	57,039	105,744	–	3,295	–	25,000	17,667	–	151,706
Kenya	–	–	–	–	457	–	–	–	–	457
Mozambique	–	–	–	–	–	–	–	3,472	–	3,472
Namibia	–	–	–	–	142	–	–	–	–	142
Nigeria	1,059,075	155,597	1,214,672	–	22,520	–	–	35,236	95,237	1,367,665
Republic of the Congo	126,493	229,243	355,736	–	18,536	–	–	808	477	375,557
São Tomé and Principe	–	–	–	–	2,161	2,500	–	–	–	4,661
Senegal	–	–	–	–	2,577	–	–	–	–	2,577
Uganda	–	–	–	–	3,093	–	–	–	–	3,093
Middle East and North Africa	759,099	10,536,467	11,295,566	237,943	32,057	24,428	–	1,031	2,035,654	13,626,679
Algeria	93,648	187,486	281,134	–	1,314	24,428	–	–	–	306,876
Cyprus	–	–	–	–	876	–	–	–	–	876
Egypt	–	–	–	–	464	–	–	–	–	464
Iraq	45,290	–	45,290	183,322	2,986	–	–	–	–	231,598
Lebanon	–	–	–	–	138	–	–	–	–	138
Libya	453,394	1,385,183	1,838,577	–	14,088	–	–	1,031	1,319,727	3,173,423
Oman	7,411	471,930	479,341	54,621	215	–	–	–	–	534,177
Qatar	159,356	27,855	187,211	–	–	–	–	–	715,927	903,138
United Arab Emirates	–	8,464,013	8,464,013	–	11,976	–	–	–	–	8,475,989
Americas	322,697	796,820	1,119,517	68,090	41,891	156,382	–	131	363,778	1,749,789
Argentina	9,974	94,046	104,020	–	20,112	–	–	–	–	124,132
Bolivia	–	135,191	135,191	–	623	–	–	131	13,474	149,419
Brazil	312,723	548,989	861,712	–	19,124	156,382	–	–	350,304	1,387,522
Guyana	–	–	–	–	114	–	–	–	–	114
Mexico	–	552	552	–	1,046	–	–	–	–	1,598
Suriname	–	–	–	–	227	–	–	–	–	227
United States	–	18,042	18,042	68,090	645	–	–	–	–	86,777
Asia Pacific	114,301	169,859	284,160	3,813	7,097	–	–	3,736	114,946	413,752
Australia	3,090	68,501	71,591	–	2,823	–	–	–	–	74,414
Brunei	41,382	6,471	47,853	–	2	–	–	–	6,106	53,961
China	32,298	29,717	62,015	–	–	–	–	–	65,083	127,098
Indonesia	7,020	–	7,020	–	–	–	–	–	5,232	12,252
Kazakhstan	–	63,693	63,693	–	332	–	–	3,736	31,751	99,512
Malaysia	6,053	1,084	7,137	3,813	3,746	–	–	–	6,774	21,470
Papua New Guinea	–	–	–	–	194	–	–	–	–	194
Thailand	24,458	393	24,851	–	–	–	–	–	–	24,851
Total	8,327,591	12,133,115	20,460,706	309,846	162,064	185,310	25,000	66,818	4,408,886	25,618,630

9.3.2	Reporting of Payments by Project and by type of Payment, and by Government and by type of Payment

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Algeria (paid in cash (kusd))
Payments per Project
Groupement Berkine	–	22,423	22,423	–	–	12,011	–	–	–	34,434
Organisation Orhoud	–	–	–	–	–	2,835	–	–	–	2,835
Timimoun	–	22,062	22,062	–	878	–	–	–	–	22,940
Tin Fouyé Tabankort II	586	143,001	143,587	–	267	9,582	–	–	–	153,436
Tin Fouyé Tabankort Sud	–	–	–	–	169	–	–	–	–	169
Total	586	187,486	188,072	–	1,314	24,428	–	–	–	213,814
Payments per Government
Direction Générale des lmpôts, Direction des Grandes Entreprises c/o Sonatrach	–	–	–	–	–	–	–	–	–	–
Direction Générale des lmpôts, Direction des Grandes Entreprises	586	120,686	121,272	–	1,314	–	–	–	–	122,586
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	44,377	44,377	–	–	–	–	–	–	44,377
Sonatrach	–	22,423	22,423	–	–	24,428	–	–	–	46,851
Total	586	187,486	188,072	–	1,314	24,428	–	–	–	213,814

Algeria (paid in kind (kboe))
Payments per Project
Groupement Berkine	1,220	–	1,220	–	–	–	–	–	–	1,220
Organisation Orhoud	–	–	–	–	–	–	–	–	–	–
Timimoun	–	–	–	–	–	–	–	–	–	–
Tin Fouyé Tabankort II	–	–	–	–	–	–	–	–	–	–
Tin Fouyé Tabankort Sud	–	–	–	–	–	–	–	–	–	–
Total	1,220	–	1,220	–	–	–	–	–	–	1,220
Payments per Government
Direction Générale des lmpôts, Direction des Grandes Entreprises c/o Sonatrach	1,220	–	1,220	–	–	–	–	–	–	1,220
Direction Générale des lmpôts, Direction des Grandes Entreprises	–	–	–	–	–	–	–	–	–	–
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–	–	–	–	–	–	–	–	–	–
Sonatrach	–	–	–	–	–	–	–	–	–	–
Total	1,220	–	1,220	–	–	–	–	–	–	1,220

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Algeria (all payments (kusd) – including valuation of in-kind payments)
Payments per Project
Groupement Berkine	93,062	(a)	22,423		115,485	–	–	12,011	–	–	–	127,496
Organisation Orhoud	–		–		–	–	–	2,835	–	–	–	2,835
Timimoun	–		22,062		22,062	–	878	–	–	–	–	22,940
Tin Fouyé Tabankort II	586		143,001		143,587	–	267	9,582	–	–	–	153,436
Tin Fouyé Tabankort Sud	–		–		–	–	169	–	–	–	–	169
Total	93,648		187,486		281,134	–	1,314	24,428	–	–	–	306,876
Payments per Government
Direction Générale des lmpôts, Direction des Grandes Entreprises c/o Sonatrach	93,062	(a)	–		93,062	–	–	–	–	–	–	93,062
Direction Générale des lmpôts, Direction des Grandes Entreprises	586		120,686		121,272	–	1,314	–	–	–	–	122,586
Agence Nationale pour Valorisation des Ressources en Hydrocarbures (ALNAFT)	–		44,377		44,377	–	–	–	–	–	–	44,377
Sonatrach	–		22,423	(b)	22,423	–	–	24,428	–	–	–	46,851
Total	93,648		187,486		281,134	–	1,314	24,428	–	–	–	306,876
(a)	Corresponds to the valuation of 1,220 kboe at fiscal selling prices for income taxes.
(b)	Corresponds to the share of operating costs paid in complement to the economic interest of TotalEnergies in Groupement Berkine.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Angola (paid in cash (kusd))
Payments per Project
Block 0	58,205	71,325	129,530	–	735	–	–	–	–	130,265
Block 16	204	–	204	–	224	–	–	–	–	428
Block 17	468,671	–	468,671	–	5,158	2,000	–	291	–	476,120
Block 17/06	143	–	143	–	92	–	–	–	–	235
Block 20/11	1,444	–	1,444	–	116	–	–	–	–	1,560
Block 29	62	–	62	–	84	–	–	–	–	146
Block 32	128,291	–	128,291	–	1,886	–	–	2,498	–	132,675
Block 48	–	–	–	–	121	–	–	–	–	121
Total	657,020	71,325	728,345	–	8,416	2,000	–	2,789	–	741,550
Payments per Government
Caixa do Tesouro Nacional	657,020	71,325	728,345	–	382	–	–	–	–	728,727
Ministério dos Recursos Minerais, PetróIeo e Gás	–	–	–	–	8,034	–	–	–	–	8,034
ANPG - Agência Nacional de PetróIeo, Gás e Biocombustíveis	–	–	–	–	–	2,000	–	2,789	–	4,789
Total	657,020	71,325	728,345	–	8,416	2,000	–	2,789	–	741,550

Angola (paid in kind (kboe))
Payments per Project
Block 0	–	–	–	–	–	–	–	–	–	–
Block 16	–	–	–	–	–	–	–	–	–	–
Block 17	–	–	–	–	–	–	–	–	21,085	21,085
Block 17/06	–	–	–	–	–	–	–	–	–	–
Block 20/11	–	–	–	–	–	–	–	–	–	–
Block 29	–	–	–	–	–	–	–	–	–	–
Block 32	–	–	–	–	–	–	–	–	800	800
Block 48	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	21,885	21,885
Payments per Government
Caixa do Tesouro Nacional	–	–	–	–	–	–	–	–	–	–
Ministério dos Recursos Minerais, PetróIeo e Gás	–	–	–	–	–	–	–	–	–	–
ANPG - Agência Nacional de PetróIeo, Gás e Biocombustíveis	–	–	–	–	–	–	–	–	21,885	21,885
Total	–	–	–	–	–	–	–	–	21,885	21,885

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Angola (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Block 0	58,205	71,325	129,530	–	735	–	–	–	–		130,265
Block 16	204	–	204	–	224	–	–	–	–		428
Block 17	468,671	–	468,671	–	5,158	2,000	–	291	1,696,986	(a)	2,173,106
Block 17/06	143	–	143	–	92	–	–	–	–		235
Block 20/11	1,444	–	1,444	–	116	–	–	–	–		1,560
Block 29	62	–	62	–	84	–	–	–	–		146
Block 32	128,291	–	128,291	–	1,886	–	–	2,498	63,327	(b)	196,002
Block 48	–	–	–	–	121	–	–	–	–		121
Total	657,020	71,325	728,345	–	8,416	2,000	–	2,789	1,760,313		2,501,863
Payments per Government
Caixa do Tesouro Nacional	657,020	71,325	728,345	–	382	–	–	–	–		728,727
Ministério dos Recursos Minerais, PetróIeo e Gás	–	–	–	–	8,034	–	–	–	–		8,034
ANPG - Agência Nacional de PetróIeo, Gás e Biocombustíveis	–	–	–	–	–	2,000	–	2,789	1,760,313	(c)	1,765,102
Total	657,020	71,325	728,345	–	8,416	2,000	–	2,789	1,760,313		2,501,863
(a)	Corresponds to the valuation of 21,085 kboe at the weighted average fiscal price of the year.
(b)	Corresponds to the valuation of 800 kboe at the weighted average fiscal price of the year.
(c)	Corresponds to the valuation of 21,885 kboe at the weighted average fiscal price of the year.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Argentina (paid in cash (kusd))
Payments per Project
Cuenca Argentina Norte - Block 111	–	–	–	–	11,159	–	–	–	–	11,159
Cuenca Argentina Norte - Block 113	–	–	–	–	2,225	–	–	–	–	2,225
Malvinas Ocidental - Block 123	–	–	–	–	44	–	–	–	–	44
Neuquen	–	40,329	40,329	–	497	–	–	–	–	40,826
Santa Cruz	–	–	–	–	507	–	–	–	–	507
Tierra del Fuego	–	38,430	38,430	–	5,680	–	–	–	–	44,110
Argentina (non-attributable)	9,974	15,287	25,261	–	–	–	–	–	–	25,261
Total	9,974	94,046	104,020	–	20,112	–	–	–	–	124,132
Payments per Government
Administracion Federal de lngresos Publicos	9,974	15,287	25,261	–	–	–	–	–	–	25,261
Secretaria de Energia, Republica Argentina	–	25,029	25,029	–	14,418	–	–	–	–	39,447
Provincia del Neuquen	–	40,329	40,329	–	497	–	–	–	–	40,826
Provincia de Tierra del Fuego	–	13,401	13,401	–	5,197	–	–	–	–	18,598
Total	9,974	94,046	104,020	–	20,112	–	–	–	–	124,132

Australia (paid in cash (kusd))
Payments per Project
GLNG	–	59,899	59,899	–	2,823	–	–	–	–	62,722
lchthys LNG	3,090	8,602	11,692	–	–	–	–	–	–	11,692
Total	3,090	68,501	71,591	–	2,823	–	–	–	–	74,414
Payments per Government
Australian Taxation Office	3,090	8,602	11,692	–	–	–	–	–	–	11,692
Queensland Government	–	–	–	–	2,823	–	–	–	–	2,823
Queensland Government, Queensland Revenue Office	–	59,899	59,899	–	–	–	–	–	–	59,899
Total	3,090	68,501	71,591	–	2,823	–	–	–	–	74,414

Azerbaijan (paid in cash (kusd))
Payments per Project
Absheron	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	–	–
Payments per Government
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	–	–

Azerbaijan (paid in kind (kboe))
Payments per Project
Absheron	–	–	–	–	–	–	–	–	1,071	1,071
Total	–	–	–	–	–	–	–	–	1,071	1,071
Payments per Government
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	1,071	1,071
Total	–	–	–	–	–	–	–	–	1,071	1,071

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Azerbaijan (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Absheron	–	–	–	–	–	–	–	–	38,481	(a)	38,481
Total	–	–	–	–	–	–	–	–	38,481		38,481
Payments per Government
State Oil Company of the Azerbaijan Republic	–	–	–	–	–	–	–	–	38,481	(a)	38,481
Total	–	–	–	–	–	–	–	–	38,481		38,481
(a)	Corresponds to the valuation of 1,071 kboe for production entitlements at a fixed contractual price for gas and contractual net-back price for condensates.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Bolivia (paid in cash (kusd))
Payments per Project
Aquio	–	17,249	17,249	–	152	–	–	–	–	17,401
lpatí	–	79,259	79,259	–	240	–	–	131	–	79,630
ltaú	–	6,063	6,063	–	131	–	–	–	–	6,194
San Alberto	–	11,153	11,153	–	34	–	–	–	–	11,187
San Antonio	–	21,467	21,467	–	66	–	–	–	–	21,533
Total	–	135,191	135,191	–	623	–	–	131	–	135,945
Payments per Government
Yacimientos Petroliferos Fiscales Bolivianos (YPFB)	–	–	–	–	623	–	–	–	–	623
Servicio de lmpuestos Nacionales (SIN) c/o YPFB	–	86,522	86,522	–	–	–	–	–	–	86,522
Departamentos c/o YPFB	–	48,669	48,669	–	–	–	–	–	–	48,669
Fundesoc c/o lndigeneous Communities	–	–	–	–	–	–	–	131	–	131
Total	–	135,191	135,191	–	623	–	–	131	–	135,945

Bolivia (paid in kind (kboe))
Payments per Project
Aquio	–	–	–	–	–	–	–	–	145	145
lpatí	–	–	–	–	–	–	–	–	–	–
ltaú	–	–	–	–	–	–	–	–	–	–
San Alberto	–	–	–	–	–	–	–	–	119	119
San Antonio	–	–	–	–	–	–	–	–	476	476
Total	–	–	–	–	–	–	–	–	741	741
Payments per Government
Yacimientos Petroliferos Fiscales Bolivianos (YPFB)	–	–	–	–	–	–	–	–	741	741
Servicio de lmpuestos Nacionales (SIN) c/o YPFB	–	–	–	–	–	–	–	–	–	–
Departamentos c/o YPFB	–	–	–	–	–	–	–	–	–	–
Fundesoc c/o lndigeneous Communities	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	741	741

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Bolivia (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Aquio	–	17,249	17,249	–	152	–	–	–	2,716	(a)	20,117
lpatí	–	79,259	79,259	–	240	–	–	131	–		79,630
ltaú	–	6,063	6,063	–	131	–	–	–	–		6,194
San Alberto	–	11,153	11,153	–	34	–	–	–	3,740	(b)	14,927
San Antonio	–	21,467	21,467	–	66	–	–	–	7,018	(c)	28,551
Total	–	135,191	135,191	–	623	–	–	131	13,474		149,419
Payments per Government						–	–
Yacimientos Petroliferos Fiscales Bolivianos (YPFB)	–	–	–	–	623	–	–	–	13,474	(d)	14,097
Servicio de lmpuestos Nacionales (SIN) c/o YPFB	–	86,522	86,522	–	–	–	–	–	–		86,522
Departamentos c/o YPFB	–	48,669	48,669	–	–	–	–	–	–		48,669
Fundesoc c/o lndigeneous Communities	–	–	–	–	–	–	–	131	–		131
Total	–	135,191	135,191	–	623	–	–	131	13,474		149,419
(a)	Corresponds to the valuation of 145 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(b)	Corresponds to the valuation of 119 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(c)	Corresponds to the valuation of 476 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.
(d)	Corresponds to the valuation of 741 kboe for production entitlements at a fixed regulated price for condensates and on a net-back regulated price for gas.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Brazil (paid in cash (kusd))
Payments per Project
Atapu	–	–	–	–	24	–	–	–	–	24
Atapu ToR Surplus	–	61,734	61,734	–	–	55,365	–	–	–	117,099
Barreirinhas	–	–	–	–	58	–	–	–	–	58
BM-S-54	–	–	–	–	73	–	–	–	–	73
C-M-541	–	–	–	–	798	–	–	–	–	798
Espirito Santo	–	–	–	–	5	–	–	–	–	5
Iara	–	131,960	131,960	–	467	–	–	–	–	132,427
Lapa	–	54,552	54,552	–	1,227	–	–	–	–	55,779
Libra	–	203,960	203,960	–	160	–	–	–	–	204,120
Sépia ToR Surplus	–	96,783	96,783	–	–	101,017	–	–	–	197,800
S-M-1711	–	–	–	–	43	–	–	–	–	43
S-M-1815	–	–	–	–	43	–	–	–	–	43
Xerelete	–	–	–	–	28	–	–	–	–	28
Brazil (non-attributable)	312,723	–	312,723	–	16,198	–	–	–	–	328,921
Total	312,723	548,989	861,712	–	19,124	156,382	–	–	–	1,037,218
Payments per Government
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	16,198	–	–	–	–	16,198
Fundo de Compensação Ambiental (FCA)	–	–	–	–	1,047	–	–	–	–	1,047
Receita Federal	312,723	548,989	861,712	–	–	–	–	–	–	861,712
Petrobras	–	–	–	–	–	156,382	–	–	–	156,382
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	–	–
Secretaria do Tesauro Nacional	–	–	–	–	1,879	–	–	–	–	1,879
Total	312,723	548,989	861,712	–	19,124	156,382	–	–	–	1,037,218

Brazil (paid in kind (kboe))
Payments per Project
Atapu	–	–	–	–	–	–	–	–	–	–
Atapu ToR Surplus	–	–	–	–	–	–	–	–	111	111
Barreirinhas	–	–	–	–	–	–	–	–	–	–
BM-S-54	–	–	–	–	–	–	–	–	–	–
C-M-541	–	–	–	–	–	–	–	–	–	–
Espirito Santo	–	–	–	–	–	–	–	–	–	–
Iara	–	–	–	–	–	–	–	–	–	–
Lapa	–	–	–	–	–	–	–	–	–	–
Libra	–	–	–	–	–	–	–	–	4,201	4,201
Sépia ToR Surplus	–	–	–	–	–	–	–	–	365	365
S-M-1711	–	–	–	–	–	–	–	–	–	–
S-M-1815	–	–	–	–	–	–	–	–	–	–
Xerelete	–	–	–	–	–	–	–	–	–	–
Brazil (non-attributable)	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	4,677	4,677
Payments per Government
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	–	–	–	–	–	–
Fundo de Compensação Ambiental (FCA)	–	–	–	–	–	–	–	–	–	–
Receita Federal	–	–	–	–	–	–	–	–	–	–
Petrobras	–	–	–	–	–	–	–	–	–	–
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–	–	–	4,677	4,677
Secretaria do Tesauro Nacional	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	–	–	–	–	4,677	4,677

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

	Income	Other	Taxes		License	License			Infrastructure	Production		Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses		Dividends	improvements	entitlements		Payments
Brazil (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Atapu	–	–	–	–	24	–		–	–	–		24
Atapu ToR Surplus	–	61,734	61,734	–	–	55,365	(a)	–	–	8,274	(b)	125,373
Barreirinhas	–	–	–	–	58	–		–	–	–		58
BM-S-54	–	–	–	–	73	–		–	–	–		73
C-M-541	–	–	–	–	798	–		–	–	–		798
Espirito Santo	–	–	–	–	5	–		–	–	–		5
Iara	–	131,960	131,960	–	467	–		–	–	–		132,427
Lapa	–	54,552	54,552	–	1,227	–		–	–	–		55,779
Libra	–	203,960	203,960	–	160	–		–	–	315,135	(c)	519,255
Sépia ToR Surplus	–	96,783	96,783	–	–	101,017	(a)	–	–	26,895	(d)	224,695
S-M-1711	–	–	–	–	43	–		–	–	–		43
S-M-1815	–	–	–	–	43	–		–	–	–		43
Xerelete	–	–	–	–	28	–		–	–	–		28
Brazil (non-attributable)	312,723	–	312,723	–	16,198	–		–	–	–		328,921
Total	312,723	548,989	861,712	–	19,124	156,382		–	–	350,304		1,387,522
Payments per Government
Agencia National de Petroleo, Gas Natural e Biocombustiveis	–	–	–	–	16,198	–		–	–	–		16,198
Fundo de Compensação Ambiental (FCA)	–	–	–	–	1,047	–		–	–	–		1,047
Receita Federal	312,723	548,989	861,712	–	–	–		–	–	–		861,712
Petrobras	–	–	–	–	–	156,382	(e)	–	–	–		156,382
Pré-sal Petroleo (PPSA)	–	–	–	–	–	–		–	–	350,304	(f)	350,304
Secretaria do Tesouro Nacional	–	–	–	–	1,879	–		–	–	–		1,879
Total	312,723	548,989	861,712	–	19,124	156,382		–	–	350,304		1,387,522
(a)	Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras.
(b)	Corresponds to the valuation of 111 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(c)	Corresponds to the valuation of 4,201 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(d)	Corresponds to the valuation of 365 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlements.
(e)	Corresponds to the complementary variable consideration (earn-out) linked to the asset transfer realized in 2022 with Petrobras, majority controlled by the Brazilian State as of December 31, 2024.
(f)	Corresponds to the valuation of 4,677 kboe at the fiscal reference price determined by ANP (Agencia National de Petroleo) for production entitlement.

Brunei (paid in cash (kusd))
Payments per Project
Block B	41,382	6,471	47,853	–	2	–	–	–	6,106	(a)	53,961
Total	41,382	6,471	47,853	–	2	–	–	–	6,106		53,961
Payments per Government
Brunei Government	41,382	6,471	47,853	–	2	–	–	–	6,106	(a)	53,961
Total	41,382	6,471	47,853	–	2	–	–	–	6,106		53,961
(a)	Corresponds to the payment related to Domestic Gas Supply Obligation.

China (paid in cash (kusd))
Payments per Project
Sulige	32,298	12,352	44,650	–	–	–	–	–	–	44,650
Total	32,298	12,352	44,650	–	–	–	–	–	–	44,650
Payments per Government
China National Petroleum Company	–	–	–	–	–	–	–	–	–	–
Etoke Tax Bureau	15,883	12,352	28,235	–	–	–	–	–	–	28,235
Guangzhou Offshore Oil Tax Bureau	266	–	266	–	–	–	–	–	–	266
Tianjin Offshore Oil Tax Bureau	16,149	–	16,149	–	–	–	–	–	–	16,149
Total	32,298	12,352	44,650	–	–	–	–	–	–	44,650

China (paid in kind (kboe))
Payments per Project
Sulige	–	621	621	–	–	–	–	–	2,319	2,940
Total	–	621	621	–	–	–	–	–	2,319	2,940
Payments per Government
China National Petroleum Company	–	–	–	–	–	–	–	–	2,319	2,319
Etoke Tax Bureau	–	621	621	–	–	–	–	–	–	621
Guangzhou Offshore Oil Tax Bureau	–	–	–	–	–	–	–	–	–	–
Tianjin Offshore Oil Tax Bureau	–	–	–	–	–	–	–	–	–	–
Total	–	621	621	–	–	–	–	–	2,319	2,940

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

China (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Sulige	32,298	29,717	(a)	62,015	–	–	–	–	–	65,083	(b)	127,098
Total	32,298	29,717		62,015	–	–	–	–	–	65,083		127,098
Payments per Government
China National Petroleum Company	–	–		–	–	–	–	–	–	65,083	(b)	65,083
Etoke Tax Bureau	15,883	29,717	(a)	45,600	–	–	–	–	–	–		45,600
Guangzhou Offshore Oil Tax Bureau	266	–		266	–	–	–	–	–	–		266
Tianjin Offshore Oil Tax Bureau	16,149	–		16,149	–	–	–	–	–	–		16,149
Total	32,298	29,717		62,015	–	–	–	–	–	65,083		127,098
(a)	Includes the valuation for 17,365 k$ of 621 kboe for taxes of different natures.
(b)	Corresponds to the valuation of 2,319 kboe for production entitlements.

Cyprus (paid in cash (kusd))
Payments per Project
Block 2	–		–	–	–	45	–	–	–	–	45
Block 3	–		–	–	–	67	–	–	–	–	67
Block 6	–		–	–	–	164	–	–	–	–	164
Block 7	–		–	–	–	168	–	–	–	–	168
Block 8	–		–	–	–	154	–	–	–	–	154
Block 9	–		–	–	–	44	–	–	–	–	44
Block 11	–		–	–	–	234	–	–	–	–	234
Total	–		–	–	–	876	–	–	–	–	876
Payments per Government
Ministry of Energy, Commerce, Industry and Tourism	–		–	–	–	876	–	–	–	–	876
Total	–		–	–	–	876	–	–	–	–	876

Denmark (paid in cash (kusd))
Payments per Project
Sole Concession Area	48,515	(a)	659	49,174	–	7,907	–	–	–	–	57,081
Total	48,515		659	49,174	–	7,907	–	–	–	–	57,081
Payments per Government
Arbejdstilsynet	–		–	–	–	224	–	–	–	–	224
Energistyrelsen	–		–	–	–	198	–	–	–	–	198
Dansk Teknisk Universitet	–		–	–	–	7,485	–	–	–	–	7,485
Skat	48,515	(a)	659	49,174	–	–	–	–	–	–	49,174
Total	48,515		659	49,174	–	7,907	–	–	–	–	57,081
(a)	lncludes-2.7 MS of windfall taxes refund (European Solidarity Contribution).

Egypt (paid in cash (kusd))
Payments per Project
North Ras El Kanyis Offshore	–	–	–	–	464	–	–	–	–	464
Total	–	–	–	–	464	–	–	–	–	464
Payments per Government
Egyptian Natural Gas Holding Company	–	–	–	–	464	–	–	–	–	464
Total	–	–	–	–	464	–	–	–	–	464

France (paid in cash (kusd))
Payments per Project
Guyane Maritime	–	–	–	–	–	–	–	1,948	–	1,948
Total	–	–	–	–	–	–	–	1,948	–	1,948
Payments per Government
Alyse Guyane	–	–	–	–	–	–	–	1,948	–	1,948
Total	–	–	–	–	–	–	–	1,948	–	1,948

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Gabon (paid in cash (kusd))
Payments per Project
Baudroie-Mérou CEPP	–	7,358	7,358	–	805	–	–	1,489	–	9,652
Concessions (périmètre Convention d'Etablissement)	30,101	2,865	32,966	–	2,490	–	–	15,993	–	51,449
Concession Anguille	–	28,436	28,436	–	–	–	–	–	–	28,436
Concession Torpille	–	18,380	18,380	–	–	–	–	–	–	18,380
Non-attributable	–	–	–	–	–	–	25,000	–	–	25,000
Total	30,101	57,039	87,140	–	3,295	–	25,000	17,482	–	132,917
Payments per Government
Trésor Public Gabonais	30,101	57,039	87,140	–	3,295	–	–	–	–	90,435
République du Gabon	–	–	–	–	–	–	25,000	12,394	–	37,394
Ville de Libreville	–	–	–	–	–	–	–	949	–	949
Ville de Port-Gentil	–	–	–	–	–	–	–	3,962	–	3,962
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	59	–	59
Miscellaneous PIH beneficiaries	–	–	–	–	–	–	–	118	–	118
Total	30,101	57,039	87,140	–	3,295	–	25,000	17,482	–	132,917

Gabon (paid in kind (kboe))
Payments per Project
Baudroie-Mérou CEPP	241	–	241	–	–	–	–	2	–	243
Concessions (périmètre Convention d'Etablissement)	–	–	–	–	–	–	–	–	–	–
Concession Anguille	–	–	–	–	–	–	–	–	–	–
Concession Torpille	–	–	–	–	–	–	–	–	–	–
Non-attributable	–	–	–	–	–	–	–	–	–	–
Total	241	–	241	–	–	–	–	2	–	243
Payments per Government
Trésor Public Gabonais	–	–	–	–	–	–	–	2	–	2
République du Gabon	241	–	241	–	–	–	–	–	–	241
Ville de Libreville	–	–	–	–	–	–	–	–	–	–
Ville de Port-Gentil	–	–	–	–	–	–	–	–	–	–
Miscellaneous PID beneficiaries	–	–	–	–	–	–	–	–	–	–
Miscellaneous PIH beneficiaries	–	–	–	–	–	–	–	–	–	–
Total	241	–	241	–	–	–	–	2	–	243

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Gabon (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Baudroie-Mérou CEPP	18,604	(a)	7,358	25,962	–	805	–	–	1,674	(b)	–	28,441
Concessions (périmètre Convention d'Etablissement)	30,101		2,865	32,966	–	2,490	–	–	15,993	(c)	–	51,449
Concession Anguille	–		28,436	28,436	–	–	–	–	–		–	28,436
Concession Torpille	–		18,380	18,380	–	–	–	–	–		–	18,380
Non-attributable	–		–	–	–	–	–	25,000	–		–	25,000
Total	48,705		57,039	105,744	–	3,295	–	25,000	17,667		–	151,706
Payments per Government
Trésor Public Gabonais	30,101		57,039	87,140	–	3,295	–	–	185	(d)	–	90,620
République du Gabon	18,604	(a)	–	18,604	–	–	–	25,000	12,394		–	55,998
Ville de Libreville	–		–	–	–	–	–	–	949		–	949
Ville de Port-Gentil	–		–	–	–	–	–	–	3,962		–	3,962
Miscellaneous PID beneficiaries	–		–	–	–	–	–	–	59		–	59
Miscellaneous PIH beneficiaries	–		–	–	–	–	–	–	118		–	118
Total	48,705		57,039	105,744	–	3,295	–	25,000	17,667		–	151,706
(a)	Corresponds to the valuation of 241 kboe at the official selling price and applying the fiscal terms of the profit sharing agreements.
(b)	Financing of projects (infrastructure, education, health) under joint control of the State and TotalEnergies within the framework of the Provision pour Investissements Diversifiés (PID - contribution to diversified investments) and of the Provision pour lnvestissements dans /es Hydrocarbures (PIH - contribution to investments in hydrocarbons) including the valuation for 185 kusd of 2 kboe.
(c)	Financing of projects (infrastructure, education, health) under joint control of the State and TotalEnergies within the framework of the Provision pour lnvestissements Diversifiés (PID - contribution to diversified investments) and of the Provision pour lnvestissements dans Jes Hydrocarbures (PIH - contribution to investments in hydrocarbons).
(d)	Corresponds to the valuation of 2 kboe for Provision pour Investissements Diversifiés (PID - contribution to diversified investments) and of the Provision pour Investissements dans les Hydrocarbures (PIH - contribution to investments in hydrocarbons).

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Guyana (paid in cash (kusd))
Payments per Project
Block S4	–	–	–	–	2	–	–	–	–	2
Canje	–	–	–	–	51	–	–	–	–	51
Orinduik	–	–	–	–	61	–	–	–	–	61
Total	–	–	–	–	114	–	–	–	–	114
Payments per Government
Guyana Geology and Mines Commission	–	–	–	–	114	–	–	–	–	114
Total	–	–	–	–	114	–	–	–	–	114

Indonesia (paid in cash (kusd))
Payments per Project
Mahakam PSC	5,103	–	5,103	–	–	–	–	–	–	5,103
Sebuku PSC	1,917	–	1,917	–	–	–	–	–	–	1,917
Total	7,020	–	7,020	–	–	–	–	–	–	7,020
Payments per Government
Directorate General of Taxation, Ministry of Finance	7,020	–	7,020	–	–	–	–	–	–	7,020
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	–	–
Total	7,020	–	7,020	–	–	–	–	–	–	7,020

Indonesia (paid in kind (kboe))
Payments per Project
Mahakam PSC	–	–	–	–	–	–	–	–	(1,083)	(1,083)
Sebuku PSC	–	–	–	–	–	–	–	–	64	64
Total	–	–	–	–	–	–	–	–	(1,019)	(1,019)
Payments per Government
Directorate General of Taxation, Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	(1,019)	(1,019)
Total	–	–	–	–	–	–	–	–	(1,019)	(1,019)

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Indonesia (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Mahakam PSC	5,103	–	5,103	–	–	–	–	–	2,894	(a)	7,997
Sebuku PSC	1,917	–	1,917	–	–	–	–	–	2,338	(b)	4,255
Total	7,020	–	7,020	–	–	–	–	–	5,232		12,252
Payments per Government
Directorate General of Taxation, Ministry of Finance	7,020	–	7,020	–	–	–	–	–	–		7,020
Satuan Khusus Kegiatan Usaha Hulu Minyak dan Gas Bumi (SKK Migas)	–	–	–	–	–	–	–	–	5,232	(c)	5,232
Total	7,020	–	7,020	–	–	–	–	–	5,232		12,252
(a)	Corresponds to the valuation for 7,645 kusd of 147 kboe at net-back price and for -4,751 kusd of -1,230 kboe as per the settlement terms agreed end 2023 following Mahakam PSC exit in 2017.
(b)	Corresponds to the valuation at net-back price of 64 kboe for production entitlements.
(c)	Corresponds to the valuation at net-back price for 9,983 kusd of 211 kboe and for -4,751 kusd of -1,230 kboe as per the settlement terms agreed end 2023 following Mahakam PSC exit in 2017.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Iraq (paid in cash (kusd))
Payments per Project
GGIP	–	–	–	–	2,986	–	–	–	–	2,986
Halfaya	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	2,986	–	–	–	–	2,986
Payments per Government
Basra Oil Company	–	–	–	–	2,986	–	–	–	–	2,986
Iraqi General Commision for Tax-Corporate Division, via Iraqi Ministery of Oil	–	–	–	–	–	–	–	–	–	–
Ministry of Finance, General Commission of Taxation	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	–	2,986	–	–	–	–	2,986

Iraq (paid In kind (kboe))
Payments per Project
GGIP	259	–	259	2,416	–	–	–	–	–	2,675
Halfaya	321	–	321	–	–	–	–	–	–	321
Total	580	–	580	2,416	–	–	–	–	–	2,996
Payments per Government
Basra Oil Company	–	–	–	–	–	–	–	–	–	–
Iraqi General Commision for Tax-Corporate Division, via Iraqi Ministery of Oil	259	–	259	2,416	–	–	–	–	–	2,675
Ministry of Finance, General Commission of Taxation	321	–	321	–	–	–	–	–	–	321
Total	580	–	580	2,416	–	–	–	–	–	2,996

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes

Iraq (all payments (kusd) - Including valuation of in-kind payments)
Payments per Project
GGIP	20,593	(a)	–	20,593	183,322	(b)	2,986	–	–	–	–	206,901
Halfaya	24,697	(c)	–	24,697			–	–	–	–	–	24,697
Total	45,290		–	45,290	183,322		2,986	–	–	–	–	231,598
Payments per Government
Basra Oil Company	–		–	–	–		2,986	–	–	–	–	2,986
Iraqi General Commision for Tax-Corporate Division, via Iraqi Ministery of Oil	20,593	(a)	–	20,593	183,322	(b)	–	–	–	–	–	203,915
Ministry of Finance, General Commission of Taxation	24,697	(c)	–	24,697	–		–	–	–	–	–	24,697
Total	45,290		–	45,290	183,322		2,986	–	–	–	–	231,598

(a)	Corresponds to the valuation of 259 kboe based on official prices for Income taxes.
(b)	Corresponds to the valuation of 2,416 kboe based on official prices for royalties.
(c)	Corresponds to the valuation of 321 kboe based on official prices for Income taxes.

Italy (paid in cash (kusd))
Payments per Project
Gorgoglione Unified License	6,971	58,643	(a)	65,614	–	1,844	–	–	–	–	67,458
Total	6,971	58,643		65,614	–	1,844	–	–	–	–	67,458
Payments per Government
Regione Basilicata	–	41,304	(a)	41,304	–	1,245	–	–	–	–	42,549
Agenzia delle Entrate	6,971	–		6,971	–	–	–	–	–	–	6,971
Comune Corleto Perticara	–	3,896		3,896	–	212	–	–	–	–	4,108
Comune Gorgoglione	–	599		599	–	4	–	–	–	–	603
Ministero dell'Economia e delle Finanze	–	–		–	–	383	–	–	–	–	383
Tesoreria dello Stato	–	12,844		12,844	–	–	–	–	–	–	12,844
Total	6,971	58,643		65,614	–	1,844	–	–	–	–	67,458
(a)	Includes payment for the domestic gas supply obligation.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Kazakhstan (paid in cash (kusd))
Payments per Project
Kashagan	–	63,693	63,693	–	332	–	–	3,736	–	67,761
Total	–	63,693	63,693	–	332	–	–	3,736	–	67,761
Payments per Government
Atyrau and Mangistau regions c/o North Caspian Operating Company b.v.		–	–	–	332	–	–	–	–	332
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,574	–	1,574
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	2,162	–	2,162
Ministry of Finance	–	63,693	63,693	–	–	–	–	–	–	63,693
Ministry of Energy	–	–	–	–	–	–	–	–	–	–
Total	–	63,693	63,693	–	332	–	–	3,736	–	67,761

Kazakhstan (paid in kind (kboe))
Payments per Project
Kashagan	–	–	–	–	–	–	–	–	534	534
Total	–	–	–	–	–	–	–	–	534	534
Payments per Government
Atyrau and Mangistau regions c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	–	–	–
Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Ministry of Energy	–	–	–	–	–	–	–	–	534	534
Total	–	–	–	–	–	–	–	–	534	534

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Kazakhstan (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Kashagan	–	63,693	63,693	–	332	–	–	3,736	31,751	(a)	99,512
Total	–	63,693	63,693	–	332	–	–	3,736	31,751		99,512
Payments per Government
Atyrau and Mangistau regions c/o North Caspian Operating Company b.v.	–	–	–	–	332	–	–	–	–		332
Atyrau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	1,574	–		1,574
Mangistau region c/o North Caspian Operating Company b.v.	–	–	–	–	–	–	–	2,162	–		2,162
Ministry of Finance	–	63,693	63,693	–	–	–	–	–	–		63,693
Ministry of Energy	–	–	–	–	–	–	–	–	31,751	(a)	31,751
Total	–	63,693	63,693	–	332	–	–	3,736	31,751		99,512
(a)	Corresponds to the valuation of 534 kboe at average net-back prices for production entitlements.

Kenya (paid in cash (kusd))
Payments per Project
10BA	–	–	–	–	33	–	–	–	–	33
10BB	–	–	–	–	263	–	–	–	–	263
13T	–	–	–	–	161	–	–	–	–	161
Total	–	–	–	–	457	–	–	–	–	457
Payments per Government
Kenya Ministry of Finance and Economic Planning	–	–	–	–	457	–	–	–	–	457
Total	–	–	–	–	457	–	–	–	–	457

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Lebanon (paid in cash (kusd))
Payments per Project
Block 9	–	–	–	–	138	–	–	–	–	138
Total	–	–	–	–	138	–	–	–	–	138
Payments per Government
Lebanese Petroleum Administration (LPA)	–	–	–	–	138	–	–	–	–	138
Total	–	–	–	–	138	–	–	–	–	138

Libya (paid in cash (kusd))
Payments per Project
Areas 15, 16 & 32 (Al Jurf)	–	–	–	–	7,312	–	–	–	–	7,312
Areas 129 & 130	–	–	–	–	5,067	–	–	–	–	5,067
Areas 130 & 131	–	–	–	–	1,627	–	–	–	–	1,627
Waha	–	1,337,179	1,337,179	–	82	–	–	1,031	–	1,338,292
Total	–	1,337,179	1,337,179	–	14,088	–	–	1,031	–	1,352,298
Payments per Government
National Oil Corporation	–	–	–	–	14,006	–	–	1,031	–	15,037
Ministry of Finance c/o National Oil Corporation	–	–	–	–	–	–	–	–	–	–
Ministry of Oil and Gas	–	1,337,179	1,337,179	–	82	–	–	–	–	1,337,261
Total	–	1,337,179	1,337,179	–	14,088	–	–	1,031	–	1,352,298

Libya (paid in kind (kboe))
Payments per Project
Areas 15, 16 & 32 (Al Jurf)	1,460	164	1,624	–	–	–	–	–	1,765	3,389
Areas 129 & 130	3,198	321	3,519	–	–	–	–	–	10,435	13,954
Areas 130 & 131	953	109	1,063	–	–	–	–	–	4,122	5,185
Waha	–	–	–	–	–	–	–	–	–	–
Total	5,612	594	6,206	–	–	–	–	–	16,322	22,528
Payments per Government
National Oil Corporation	–	–	–	–	–	–	–	–	16,322	16,322
Ministry of Finance c/o National Oil Corporation	5,612	594	6,206	–	–	–	–	–	–	6,206
Ministry of Oil and Gas	–	–	–	–	–	–	–	–	–	–
Total	5,612	594	6,206	–	–	–	–	–	16,322	22,528

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Libya (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Areas 15, 16 & 32 (Al Jurf)	117,627	(a)	13,231	(b)	130,858	–	7,312		–	–	–	142,147	(c)	280,317
Areas 129 & 130	258,500	(d)	25,908	(e)	284,408	–	5,067		–	–	–	843,449	(f)	1,132,924
Areas 130 & 131	77,267	(g)	8,865	(h)	86,132	–	1,627		–	–	–	334,131	(i)	421,890
Waha	–		1,337,179		1,337,179	–	82		–	–	1,031	–		1,338,292
Total	453,394		1,385,183		1,838,577	–	14,088		–	–	1,031	1,319,727		3,173,423
Payments per Government
National Oil Corporation	–		–		–	–	14,006	(j)	–	–	1,031	1,319,727	(k)	1,334,764
Ministry of Finance c/o National Oil Corporation	453,394	(l)	48,004	(m)	501,398	–	–		–	–	–	–		501,398
Ministry of Oil and Gas	–		1,337,179		1,337,179	–	82		–	–	–	–		1,337,261
Total	453,394		1,385,183		1,838,577	–	14,088		–	–	1,031	1,319,727		3,173,423
(a)	Corresponds to the valuation of 1,460 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation of 164 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(c)	Corresponds to the valuation of 1,765 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(d)	Corresponds to the valuation of 3,198 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(e)	Corresponds to the valuation of 321 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(f)	Corresponds to the valuation of 10,435 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(g)	Corresponds to the valuation of 953 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(h)	Corresponds to the valuation of 109 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(i)	Corresponds to the valuation of 4,122 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(j)	Includes payments for 11.3 M$ related to ARO obligations (Areas 15, 16, 32, 129, 130 and 131).
(k)	Corresponds to the valuation of 16,322 kboe at official selling prices and applying the profit sharing agreements, including the share of National Oil Corporation, as partner.
(l)	Corresponds to the valuation of 5,612 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.
(m)	Corresponds to the valuation of 594 kboe at official selling prices and applying the fiscal terms of the profit sharing agreements.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Malaysia (paid in cash (kusd))
Payments per Project
DW2E	–	–	–	–	3,600	–	–	–	–	3,600
SK310	1,279	69	1,348	–	9	–	–	–	–	1,357
SK408	4,771	1,015	5,786	–	137	–	–	–	–	5,923
Malaysia (non-attributable)	3	–	3	–	–	–	–	–	–	3
Total	6,053	1,084	7,137	–	3,746	–	–	–	–	10,883
Payments per Government
Ketua Pengarah Hasil Dalam Negeri	6,053	–	6,053	–	–	–	–	–	–	6,053
Petronas	–	1,084	1,084	–	146	–	–	–	–	1,230
TGS c/o Petronas	–	–	–	–	3,600	–	–	–	–	3,600
Total	6,053	1,084	7,137	–	3,746	–	–	–	–	10,883

Malaysia (paid in kind (kboe))
Payments per Project
DW2E	–	–	–	–	–	–	–	–	–	–
SK310	–	–	–	13	–	–	–	–	37	50
SK408	–	–	–	123	–	–	–	–	197	320
Malaysia (non-attributable)	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	137	–	–	–	–	234	370
Payments per Government
Ketua Pengarah Hasil Dalam Negeri	–	–	–	–	–	–	–	–	–	–
Petronas	–	–	–	137	–	–	–	–	234	370
TGS clo Petronas	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	137	–	–	–	–	234	370

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Malaysia (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
DW2E	–	–	–	–		3,600	–	–	–	–		3,600
SK310	1,279	69	1,348	342	(a)	9	–	–	–	973	(b)	2,672
SK408	4,771	1,015	5,786	3,471	(c)	137	–	–	–	5,801	(d)	15,195
Malaysia (non-attributable)	3	–	3	–		–	–	–	–	–		3
Total	6,053	1,084	7,137	3,813		3,746	–	–	–	6,774		21,470
Payments per Government
Ketua Pengarah Hasil Dalam Negeri	6,053	–	6,053	–		–	–	–	–	–		6,053
Petronas	–	1,084	1,084	3,813	(e)	146	–	–	–	6,774	(f)	11,817
TGS clo Petronas	–	–	–	–		3,600	–	–	–	–		3,600
Total	6,053	1,084	7,137	3,813		3,746	–	–	–	6,774		21,470
(a)	Corresponds to the valuation of 13 kboe at average contractual price and applying the contractual terms for the royalties.
(b)	Corresponds to the valuation of 37 kboe at average contractual price and applying the contractual terms for production entitlements.
(c)	Corresponds to the valuation of 123 kboe at average contractual price and applying the contractual terms for the Royalties.
(d)	Corresponds to the valuation of 197 kboe at average contractual price and applying the contractual terms for production entitlements.
(e)	Corresponds to the valuation of 137 kboe at average contractual price and applying the contractual terms for the Royalties.
(f)	Corresponds to the valuation of 234 kboe at average contractual price and applying the contractual terms for production entitlements.

Mexico (paid in cash (kusd))
Payments per Project
AS-CS-06 (B33)	–	301	301	–	553	–	–	–	–	854
Block 15	–	251	251	–	493	–	–	–	–	744
Total	–	552	552	–	1,046	–	–	–	–	1,598
Payments per Government
Servicio de Administracion Tributaria	–	552	552	–	–	–	–	–	–	552
Fondo Mexicano del Petroleo	–	–	–	–	1,046	–	–	–	–	1,046
Total	–	552	552	–	1,046	–	–	–	–	1,598

Mozambique (paid in cash (kusd))
Payments per Project
Area 1 Golfino-Atum	–	–	–	–	–	–	–	3,472	–	3,472
Total	–	–	–	–	–	–	–	3,472	–	3,472
Payments per Government
Ministerio da Economia e Financas	–	–	–	–	–	–	–	3,472	–	3,472
Total	–	–	–	–	–	–	–	3,472	–	3,472

	Income		Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes		Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Namibia (paid in cash (kusd))
Payments per Government
Block 2912	–		–	–	–	67	–	–	–	–	67
Block 2913B	–		–	–	–	75	–	–	–	–	75
Total	–		–	–	–	142	–	–	–	–	142
Payments per Government
Petrofund	–		–	–	–	142	–	–	–	–	142
Total	–		–	–	–	142	–	–	–	–	142

Netherlands (paid in cash (kusd))
Payments per Project
Offshore Blocks	–		–	–	–	728	–	–	–	–	728
Non-attributable	343,231	(a)	–	343,231	–	–	–	–	–	–	343,231
Total	343,231		–	343,231	–	728	–	–	–	–	343,959
Payments per Government
Belastingdienst Nederland	343,231	(a)	–	343,231	–	728	–	–	–	–	343,959
Total	343,231		–	343,231	–	728	–	–	–	–	343,959
(a)	Includes 134 M$ of windfall taxes (European Solidarity Contribution).

Nigeria (paid in cash (kusd))
Payments per Project
OML58 (joint-venture with NNPC, operated)	46,478	–	46,478	–	–	–	–	–	–	46,478
OML99 (joint-venture with NNPC, operated)	90,758	–	90,758	–	–	–	–	–	–	90,758
OML100 (joint-venture with NNPC, operated)	14,099	–	14,099	–	–	–	–	–	–	14,099
OML102 (joint-venture with NNPC, operated)	141,900	–	141,900	–	–	–	–	–	–	141,900
OML118 (Bonga)	4,631	–	4,631	–	220	–	–	3,795	–	8,646
OML138 (Usan)	2,612	–	2,612	–	3,846	–	–	3,379	–	9,837
PMLs 2/3/4 & PPL 261 PSA (Akpo & Egina)	260,348	81,993	342,341	–	2,121	–	–	8,799	–	353,261
Joint-ventures with NNPC, operated - Non-attributable	–	–	–	–	3,351	–	–	12,470	–	15,821
Joint-ventures with NNPC, non operated - Non-attributable	102,812	–	102,812	–	4,485	–	–	6,793	–	114,090
Non-attributable	317,395	–	317,395	–	8,479	–	–	–	–	325,874
Total	981,033	81,993	1,063,026	–	22,502	–	–	35,236	–	1,120,764
Payments per Government
Federal Inland Revenue Service	584,986	–	584,986	–	8,479	–	–	–	–	593,465
Niger Delta Development Commission	–	–	–	–	–	–	–	35,236	–	35,236
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	1,254	–	–	–	–	1,254
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	–	–
Nigerian Upstream Petroleum Regulatory Commission	396,047	81,993	478,040	–	12,769	–	–	–	–	490,809
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	–	–	–	–	–	–	–	–	–
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	–	–
Total	981,033	81,993	1,063,026	–	22,502	–	–	35,236	–	1,120,764

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Nigeria (paid in kind (kboe))
Payments per Project
OML58 (joint-venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML99 (joint-venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML100 (joint-venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML102 (joint-venture with NNPC, operated)	–	–	–	–	–	–	–	–	–	–
OML118 (Bonga)	958	676	1,634	–	0	–	–	–	997	2,631
OML138 (Usan)	–	230	230	–	0	–	–	–	175	405
PMLs 2/3/4 & PPL 261 PSA (Akpo & Egina)	–	–	–	–	–	–	–	–	–	–
Joint-ventures with NNPC, operated - Non-attributable	–	–	–	–	–	–	–	–	–	–
Joint-ventures with NNPC, non operated - Non-attributable	–	–	–	–	–	–	–	–	–	–
Non-attributable	–	–	–	–	–	–	–	–	–	–
Total	958	906	1,864	–	0	–	–	–	1,172	3,036
Payments per Government
Federal Inland Revenue Service	–	–	–	–	–	–	–	–	–	–
Niger Delta Development Commission	–	–	–	–	–	–	–	–	–	–
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–	–	–	–	–	–	–	–	–	–
Nigerian National Petroleum Corporation	–	–	–	–	–	–	–	–	1,172	1,172
Nigerian Upstream Petroleum Regulatory Commission	–	–	–	–	–	–	–	–	–	–
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–	906	906	–	0	–	–	–	–	906
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	958	–	958	–	–	–	–	–	–	958
Total	958	906	1,864	–	0	–	–	–	1,172	3,036

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

	Income		Other		Taxes		License		License		Infrastructure	Production		Total of
	Taxes		Taxes		(Total)	Royalties	fees		bonuses	Dividends	improvements	entitlements		Payments
Nigeria (all payments (kusd) - Including valuation of in-kind payments)
Payments per Project
OML58 (joint-venture with NNPC, operated)	46,478		–		46,478	–	–		–	–	–	–		46,478
OML99 (joint-venture with NNPC, operated)	90,758		–		90,758	–	–		–	–	–	–		90,758
OML100 (joint-venture with NNPC, operated)	14,099		–		14,099	–	–		–	–	–	–		14,099
OML102 (joint-venture with NNPC, operated)	141,900		–		141,900	–	–		–	–	–	–		141,900
OML118 (Bonga)	82,673	(a)	55,168	(b)	137,841	–	228	(c)	–	–	3,795	81,244	(d)	223,108
OML138 (Usan)	2,612		18,436	(e)	21,048	–	3,856	(f)	–	–	3,379	13,993	(g)	42,276
PMLs 2/3/4 & PPL 261 PSA (Akpo & Egina)	260,348		81,993		342,341	–	2,121		–	–	8,799	–		353,261
Joint-ventures with NNPC, operated - Non-attributable	–		–		–	–	3,351		–	–	12,470	–		15,821
Joint-ventures with NNPC, non operated - Non-attributable	102,812		–		102,812	–	4,485		–	–	6,793	–		114,090
Non-attributable	317,395	(h)	–		317,395	–	8,479		–	–	–	–		325,874
Total	1,059,075		155,597		1,214,672	–	22,520		–	–	35,236	95,237		1,367,665
Payments per Government
Federal Inland Revenue Service	584,986		–		584,986	–	8,479		–	–	–	–		593,465
Niger Delta Development Commission	–		–		–	–	–		–	–	35,236	–		35,236
Nigerian Maritime Administration & Safety Agency, Federal Government of Nigeria	–		–		–	–	1,254		–	–	–	–		1,254
Nigerian National Petroleum Corporation	–		–		–	–	–		–	–	–	95,237	(i)	95,237
Nigerian Upstream Petroleum Regulatory Commission	396,047		81,993		478,040	–	12,769		–	–	–	–		490,809
Nigerian Upstream Petroleum Regulatory Commission c/o Nigerian National Petroleum Corporation Ltd	–		73,604	(j)	73,604	–	18	(k)	–	–	–	–		73,622
Federal Inland Revenue Service c/o Nigerian National Petroleum Corporation	78,042	(l)	–		78,042	–	–		–	–	–	–		78,042
Total	1,059,075		155,597		1,214,672	–	22,520		–	–	35,236	95,237		1,367,665
(a)	Includes the valuation for 78,042 k$ of 958 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation for 676 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(c)	Includes the valuation for 8 k$ of 104 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(d)	Corresponds to the valuation for 997 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(e)	Corresponds to the valuation for 230 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(f)	Includes the valuation for 10 k$ of 127 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(g)	Corresponds to the valuation for 175 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(h)	This amount includes the tax implications of the provisions of the Modified Carry Agreement (MCA). Under the MCA, TotalEnergies EP Nigeria is entitled to recover 85% of the Carry Capital Cost through claims of capital allowance, described in the MCA as “Carry Tax Relief”. The balance of 15% is to be recovered from NNPC’s share of crude oil produced.
(i)	Corresponds to the valuation for 1,172 kboe at average entitlement price and applying the terms of the profit sharing agreements.
(j)	Corresponds to the valuation for 906 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.
(k)	Corresponds to the valuation for 231 boe at average entitlement price of the period of barrels allocation and applying the terms of the profits sharing agreements.
(l)	Corresponds to the valuation for 958 kboe at average entitlement price and applying the fiscal terms of the profit sharing agreements.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Norway (paid in cash (kusd))
Payments per Project
Åsgard area	–	6,291	6,291	–	467	–	–	–	–	6,758
Ekofisk area	–	24,900	24,900	–	1,504	–	–	–	–	26,404
Heimdal area	–	292	292	–	202	–	–	–	–	494
Johan Sverdrup	–	61	61	–	16	–	–	–	–	77
Oseberg area	–	11,353	11,353	–	662	–	–	–	–	12,015
PL018C	–	–	–	–	34	–	–	–	–	34
Snøhvit area	–	12,828	12,828	–	274	–	–	–	–	13,102
Troll area	–	1,738	1,738	–	104	–	–	–	–	1,842
Non-attributable	3,547,847	–	3,547,847	–	–	–	–	–	–	3,547,847
Total	3,547,847	57,463	3,605,310	–	3,263	–	–	–	–	3,608,573
Payments per Government				–	–	–	–	–	–
Norwegian Tax Administration	3,547,847	57,463	3,605,310	–	–	–	–	–	–	3,605,310
Norwegian Petroleum Directorate	–	–	–	–	3,263	–	–	–	–	3,263
Total	3,547,847	57,463	3,605,310	–	3,263	–	–	–	–	3,608,573

Oman (paid in cash (kusd))
Payments per Project
Block 6	–	471,930	471,930	–	–	–	–	–	–	471,930
Block 10	7,411	–	7,411	–	–	–	–	–	–	7,411
Block 12	–	–	–	–	215	–	–	–	–	215
Total	7,411	471,930	479,341	–	215	–	–	–	–	479,556
Payments per Government
Oman Ministry of Finance	–	471,930	471,930	–	125	–	–	–	–	472,055
Oman Tax Authority	7,411	–	7,411	–	–	–	–	–	–	7,411
Ministry of Energy and Minerals	–	–	–	–	90	–	–	–	–	90
Total	7,411	471,930	479,341	–	215	–	–	–	–	479,556

Oman (paid in kind (kboe))
Payments per Project
Block 6	–	–	–	–	–	–	–	–	–	–
Block 10	–	–	–	1,063	–	–	–	–	–	1,063
Block 12	–	–	–	–	–	–	–	–	–	–
Total	–	–	–	1,063	–	–	–	–	–	1,063
Payments per Government
Oman Ministry of Finance	–	–	–	–	–	–	–	–	–	–
Oman Tax Authority	–	–	–	–	–	–	–	–	–	–
Ministry of Energy and Minerals	–	–	–	1,063	–	–	–	–	–	1,063
Total	–	–	–	1,063	–	–	–	–	–	1,063

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Oman (all payments (kusd) - including valuation of in-kind payments)
Payments per project
Block 6	–	471,930	471,930	–		–	–	–	–	–	471,930
Block 10(a)	7,411	–	7,411	54,621	(b)	–	–	–	–	–	62,032
Block 12	–	–	–	–		215	–	–	–	–	215
Total	7,411	471,930	479,341	54,621		215	–	–	–	–	534,177
Payments per Government							–	–	–	–
Oman Ministry of Finance	–	471,930	471,930	–		125	–	–	–	–	472,055
Oman Tax Authority	7,411	–	7,411	–		–	–	–	–	–	7,411
Ministry of Energy and Minerals	–	–	–	54,621	(b)	90	–	–	–	–	54,711
Total	7,411	471,930	479,341	54,621		215	–	–	–	–	534,177
(a)	Payments related to the period from January to April 2024 due to treatment of Marsa LNG as equity affiliate as from May 2024.
(b)	Corresponds to the valuation for 1,063 kboe for royalties at the official selling price for condensates and at average price for gas.

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Papua New Guinea (paid in cash (kusd))
Payments per Project
PPL-576	–	–	–	–	17	–	–	–	–	17
PRL-15	–	–	–	–	177	–	–	–	–	177
Total	–	–	–	–	194	–	–	–	–	194
Payments per Government
Conservation & Environment Protection Authority	–	–	–	–	194	–	–	–	–	194
Total	–	–	–	–	194	–	–	–	–	194

Qatar (paid in cash (kusd))
Payments per Project
Al Khalij	81,092	27,855	108,947	–	–	–	–	–	–	108,947
Dolphin	–	–	–	–	–	–	–	–	–	–
Total	81,092	27,855	108,947	–	–	–	–	–	–	108,947
Payments per Government
QatarEnergy	–	–	–	–	–	–	–	–	–	–
Qatar Ministry of Finance	81,092	27,855	108,947	–	–	–	–	–	–	108,947
Total	81,092	27,855	108,947	–	–	–	–	–	–	108,947

Qatar (paid in kind (kboe))
Payments per Project
Al Khalij	–	–	–	–	–	–	–	–	–	–
Dolphin	3,318	–	3,318	–	–	–	–	–	30,350	33,669
Total	3,318	–	3,318	–	–	–	–	–	30,350	33,669
Payments per Government					–
QatarEnergy	–	–	–	–	–	–	–	–	30,350	30,350
Qatar Ministry of Finance	3,318	–	3,318	–	–	–	–	–	–	3,318
Total	3,318	–	3,318	–	–	–	–	–	30,350	33,669

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Qatar (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
Al Khalij	81,092		27,855	108,947	–	–	–	–	–	–		108,947
Dolphin	78,264	(a)	–	78,264	–	–	–	–	–	715,927	(b)	794,191
Total	159,356		27,855	187,211	–	–	–	–	–	715,927		903,138
Payments per Government
QatarEnergy	–		–	–	–	–	–	–	–	715,927	(b)	715,927
Qatar Ministry of Finance	159,356	(c)	27,855	187,211	–	–	–	–	–	–		187,211
Total	159,356		27,855	187,211	–	–	–	–	–	715,927		903,138
(a)	Corresponds to the valuation of 3,318 kboe based on the average price of production entitlements and as per the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation of 30,350 kboe based on the average price of production entitlements.
(c)	Includes the valuation for 78,264 k$ of 3,318 kboe based on the average price of production entitlements and as per the fiscal terms of the profit sharing agreements.

Republic of the Congo (paid in cash (kusd))
Payments per Project
CPP Andromède (MTPS)	–	–	–	–	260	–	–	–	–	260
CPP Cassiopée (MTPS)	–	–	–	–	142	–	–	–	–	142
CPP Haute Mer - Zone A	–	18,459	18,459	–	1,386	–	–	–	–	19,845
CPP Haute Mer - Zone B	–	2,286	2,286	–	486	–	–	–	–	2,772
CPP Haute Mer - Zone D	–	–	–	–	14,458	–	–	808	–	15,266
CPP Persée (MTPS)	–	–	–	–	51	–	–	–	–	51
CPP Pointe Noire Grands Fonds (PNGF)	–	–	–	–	1,261	–	–	–	–	1,261
Lianzi	346	–	346	–	–	–	–	–	–	346
Marine XX	–	–	–	–	311	–	–	–	–	311
Pegase Nord (ex MTPS)	–	–	–	–	181	–	–	–	–	181
Total	346	20,745	21,091	–	18,536	–	–	808	–	40,435
Payments per Government
Ministère des hydrocarbures	–	–	–	–	968	–	–	808	–	1,776
Trésor Public	–	20,745	20,745	–	17,568	–	–	–	–	38,313
Société Nationale des Pétroles Congolais	346	–	346	–	–	–	–	–	–	346
Total	346	20,745	21,091	–	18,536	–	–	808	–	40,435

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Republic of the Congo (paid in kind (kboe))
Payments per Project
CPP Andromède (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Cassiopée (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Haute Mer - Zone A	222	–	222	–	–	–	–	–	–	222
CPP Haute Mer - Zone B	86	–	86	–	–	–	–	–	–	86
CPP Haute Mer - Zone D	885	2,527	3,412	–	–	–	–	–	–	3,412
CPP Persée (MTPS)	–	–	–	–	–	–	–	–	–	–
CPP Pointe Noire Grands Fonds (PNGF)	438	156	595	–	–	–	–	–	–	595
Lianzi	–	–	–	–	–	–	–	–	6	6
Marine XX	–	–	–	–	–	–	–	–	–	–
Pegase Nord (ex MTPS)	–	–	–	–	–	–	–	–	–	–
Total	1,631	2,684	4,314	–	–	–	–	–	6	4,320
Payments per Government
Ministère des hydrocarbures	1,631	2,684	4,314	–	–	–	–	–	–	4,314
Trésor Public	–	–	–	–	–	–	–	–	–	–
Société Nationale des Pétroles Congolais	–	–	–	–	–	–	–	–	6	6
Total	1,631	2,684	4,314	–	–	–	–	–	6	4,320

In application of the regulation imposing a disclosure of the value of the total Payments, the table presented herebelow shows the sum of payments done in cash and in kind valuated as indicated in the footnotes.

Republic of the Congo (all payments (kusd) - including valuation of in-kind payments)
Payments per Project
CPP Andromède (MTPS)	–		–		–	–	260	–	–	–	–		260
CPP Cassiopée (MTPS)	–		–		–	–	142	–	–	–	–		142
CPP Haute Mer - Zone A	17,070	(a)	18,459		35,529	–	1,386	–	–	–	–		36,915
CPP Haute Mer - Zone B	6,780	(b)	2,286		9,066	–	486	–	–	–	–		9,552
CPP Haute Mer - Zone D	68,794	(c)	196,556	(d)	265,350	–	14,458	–	–	808	–		280,616
CPP Persée (MTPS)	–		–		–	–	51	–	–	–	–		51
CPP Pointe Noire Grands Fonds (PNGF)	33,503	(e)	11,942	(f)	45,445	–	1,261	–	–	–	–		46,706
Lianzi	346		–		346	–	–	–	–	–	477	(g)	823
Marine XX	–		–		–	–	311	–	–	–	–		311
Pegase Nord (ex MTPS)	–		–		–	–	181	–	–	–	–		181
Total	126,493		229,243		355,736	–	18,536	–	–	808	477		375,557
Payments per Government
Ministère des hydrocarbures	126,147	(h)	208,498	(i)	334,645	–	968	–	–	808	–		336,421
Trésor Public	–		20,745		20,745	–	17,568	–	–	–	–		38,313
Société Nationale des Pétroles Congolais	346		–		346	–	–	–	–	–	477	(g)	823
Total	126,493		229,243		355,736	–	18,536	–	–	808	477		375,557
(a)	Corresponds to the valuation of 222 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(b)	Corresponds to the valuation of 86 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(c)	Corresponds to the valuation of 885 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(d)	Corresponds to the valuation of 2,527 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(e)	Corresponds to the valuation of 438 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(f)	Corresponds to the valuation of 156 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(g)	Corresponds to the valuation of 6 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(h)	Corresponds to the valuation of 1,631 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.
(i)	Corresponds to the valuation of 2,684 kboe at official fiscal prices and applying the fiscal terms of the profit sharing agreements.

São Tomé and Principe (paid in cash (kusd))
Payments per Project
Block 1	–	–	–	–	2,161	–	–	–	–	2,161
Block 2	–	–	–	–	–	2,500	–	–	–	2,500
Total	–	–	–	–	2,161	2,500	–	–	–	4,661
Payments per Government
Agenc. Nac. Petroleo de Sao Tome e Principe c/o Alliance Française	–	–	–	–	1,742	–	–	–	–	1,742
Agenc. Nac. Petroleo de Sao Tome e Principe c/o Universidade de STP	–	–	–	–	419	2,500	–	–	–	2,919
Total	–	–	–	–	2,161	2,500	–	–	–	4,661

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
Senegal (paid in cash (kusd))
Payments per Project
ROP	–	–	–	–	2,304	–	–	–	–	2,304
UDO	–	–	–	–	273	–	–	–	–	273
Total	–	–	–	–	2,577	–	–	–	–	2,577
Payments per Government
Société des Pétroles du Sénégal	–	–	–	–	2,577	–	–	–	–	2,577
Total	–	–	–	–	2,577	–	–	–	–	2,577

Suriname (paid in cash (kusd))
Payments per Project
Block 6	–	–	–	–	81	–	–	–	–	81
Block 8	–	–	–	–	83	–	–	–	–	83
Block 58	–	–	–	–	57	–	–	–	–	57
Block 64	–	–	–	–	6	–	–	–	–	6
Total	–	–	–	–	227	–	–	–	–	227
Payments per Government
Staatsolie-Various associations	–	–	–	–	227	–	–	–	–	227
Total	–	–	–	–	227	–	–	–	–	227

Thailand (paid in cash (kusd))
Payments per Project
Bongkot	22,532	–	22,532	–	–	–	–	–	–	22,532
G12/48	1,926	393	2,319	–	–	–	–	–	–	2,319
Total	24,458	393	24,851	–	–	–	–	–	–	24,851
Payments per Government
Revenue Department	24,458	–	24,458	–	–	–	–	–	–	24,458
Department of Mineral Fuels, Ministry Of Energy	–	393	393	–	–	–	–	–	–	393
Total	24,458	393	24,851	–	–	–	–	–	–	24,851

Uganda (paid in cash (kusd))
Payments per Project
Block CA-1	–	–	–	–	2,264	–	–	–	–	2,264
Block CA-3A	–	–	–	–	495	–	–	–	–	495
Block LA-2	–	–	–	–	334	–	–	–	–	334
Total	–	–	–	–	3,093	–	–	–	–	3,093
Payments per Government
Ministry of Energy and Mineral Development	–	–	–	–	1,169	–	–	–	–	1,169
Ministry of Water and Environment	–	–	–	–	373	–	–	–	–	373
Ministry of Wildlife, Tourism and Antiquities, UWA	–	–	–	–	1,551	–	–	–	–	1,551
Total	–	–	–	–	3,093	–	–	–	–	3,093

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
United Arab Emirates (paid in cash (kusd))
Payments per Project
ADNOC Gas Processing	–	307,646	307,646	–	2,344	–	–	–	–	309,990
ADNOC Onshore	–	5,035,883	5,035,883	–	5,871	–	–	–	–	5,041,754
Lower Zakum	–	446,413	446,413	–	537	–	–	–	–	446,950
Umm Lulu & SARB	–	1,028,657	1,028,657	–	1,075	–	–	–	–	1,029,732
Umm Shaif Nasr	–	1,645,414	1,645,414	–	2,149	–	–	–	–	1,647,563
Total	–	8,464,013	8,464,013	–	11,976	–	–	–	–	8,475,989
Payments per Government
Abu Dhabi Fiscal Authorities	–	8,228,018	8,228,018	–	1,075	–	–	–	–	8,229,093
Abu Dhabi National Oil Company	–	235,995	235,995	–	10,901	–	–	–	–	246,896
Total	–	8,464,013	8,464,013	–	11,976	–	–	–	–	8,475,989

	Income		Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes		Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
United Kingdom (paid in cash (kusd))
Payments per Project
Central Graben Area	–		–	–	–	512	–	–	–	–	512
Culzean	–		–	–	–	113	–	–	–	–	113
Eastern North Sea	–		–	–	–	1,143	–	–	–	–	1,143
Greater Laggan Area	–		–	–	–	1,218	–	–	–	–	1,218
Markham Area	–		–	–	–	102	–	–	–	–	102
Northern North Sea	–		–	–	–	2,860	–	–	–	–	2,860
Non-attributable	1,293,637	(a)	–	1,293,637	–	132	–	–	–	–	1,293,769
Total	1,293,637		–	1,293,637	–	6,080	–	–	–	–	1,299,717
Payments per Government
HM Revenue & Customs	1,293,637	(a)	–	1,293,637	–	–	–	–	–	–	1,293,637
Crown Estate	–		–	–	–	132	–	–	–	–	132
North Sea Transition Authority	–		–	–	–	5,948	–	–	–	–	5,948
Total	1,293,637		–	1,293,637	–	6,080	–	–	–	–	1,299,717
(a)	Includes 599 M$ of windfall taxes (Energy Profit Levy).

	Income	Other	Taxes		License	License		Infrastructure	Production	Total of
	Taxes	Taxes	(Total)	Royalties	fees	bonuses	Dividends	improvements	entitlements	Payments
United States (paid in cash (kusd))
Payments per Project
Barnett Shale	–	18,042	18,042	10,295	–	–	–	–	–	28,337
Gulf of Mexico	–	–	–	–	645	–	–	–	–	645
Jack	–	–	–	22,870	–	–	–	–	–	22,870
Tahiti	–	–	–	34,925	–	–	–	–	–	34,925
Total	–	18,042	18,042	68,090	645	–	–	–	–	86,777
Payments per Government
Dallas County Tax Assessor	–	247	247	–	–	–	–	–	–	247
Office of Natural Resources Revenue	–	–	–	57,795	645	–	–	–	–	58,440
Johnson County Tax Assessor	–	2,163	2,163	–	–	–	–	–	–	2,163
Tarrant County Tax Assessor	–	13,068	13,068	–	–	–	–	–	–	13,068
Texas State Comptroller’s Office	–	2,460	2,460	–	–	–	–	–	–	2,460
City of Fort Worth	–	–	–	2,822	–	–	–	–	–	2,822
Dallas/ Fort Worth International Airport Board	–	–	–	2,385	–	–	–	–	–	2,385
City of Arlington	–	–	–	1,414	–	–	–	–	–	1,414
Tarrant Regional Water District	–	–	–	441	–	–	–	–	–	441
State of Texas	–	–	–	357	–	–	–	–	–	357
City of Richland Hills	–	–	–	107	–	–	–	–	–	107
City of North Richland Hills	–	–	–	307	–	–	–	–	–	307
Fort Worth Independent School District	–	–	–	265	–	–	–	–	–	265
Burleson Independent School District	–	–	–	143	–	–	–	–	–	143
Arlington Independent School District	–	–	–	314	–	–	–	–	–	314
Birdville Independent School District	–	–	–	556	–	–	–	–	–	556
Tarrant County College	–	–	–	158	–	–	–	–	–	158
City of Grand Prairie	–	–	–	143	–	–	–	–	–	143
Kennedale Independent School District	–	–	–	108	–	–	–	–	–	108
Grapevine-Colleyville Tax Office	–	104	104	–	–	–	–	–	–	104
City of Cleburne	–	–	–	131	–	–	–	–	–	131
City of Burleson	–	–	–	150	–	–	–	–	–	150
Mansfield Independent School District	–	–	–	358	–	–	–	–	–	358
White Settlement Independent School District	–	–	–	136	–	–	–	–	–	136
Total	–	18,042	18,042	68,090	645	–	–	–	–	86,777